UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                      8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 ----------------------------------------------


Date of Report (Date of earliest event reported):  August 24, 1998



                       MEDICAL INDUSTRIES OF AMERICA, INC.
             (Exact name of registrant as specified in its Charter)



        FLORIDA                       0-20356               65-0158479
(State of other jurisdiction     (IRS Employer ID      (Commission file no.)
  of incorporation)                                           Number)


     1903 S. CONGRESS AVENUE, SUITE 400, BOYNTON BEACH, FLORIDA 33426
                 (Address of principal executive offices)


Registrant's telephone number, including area code:  561-737-2227

Item 2. Acquisition and Disposition of Assets

   (a)       Description of Acquisition

      Due to a typographical error, the date of the original 8-K filing was dated August 6, 1998 but should have been dated August 24, 1998.

      On September 1, 1998, the Registrant acquired David S. Klein, M.D., P.C. pursuant to the merger agreement dated August 24, 1998. The Registrant acquired 100% of the outstanding stock of David S. Klein, M.D., P.C. for $3,300,000. One Million Three Hundred Twenty Thousand Dollars ($1,320,000) was paid at closing with the balance of $1,980,000 payable in annual installments over a three-year period. The purchase price will be paid to David S. Klein, M.D. in the Registrant's restricted common stock at a value of $1.50 per share. The installment portion of the purchase price is conditioned upon David S. Klein, M.D., P.C. earning at least $1,100,000 in pre-tax profits in each of the first three years following the closing. If the earnings threshold is not reached, then the installment payments will be substantially reduced. David S. Klein, M.D. has the option to receive up to 45% of each installment payment in cash.

      In addition to the purchase price, David S. Klein, M.D. has the right to earn options to purchase common stock of the Registrant at a rate of 100,000 options per each $1,000,000 of the incremental consolidated earnings of the Registrant's interventional pain and sleep business. The options may be exercised at a strike price of $1.50 per share.

      The Registrant also entered into a 3 year employment agreement with David
S. Klein, M.D. at an annual salary of $200,000 plus profit participation.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (a) Audited financial statements of David S. Klein, M.D. P.C. as of December 31, 1997 and the year then ended.

                 December 31, 1997

                 Report of:   Balance sheet
                              Statement of operations
                              Statement of changes in stockholder's equity
                              Statement of cash flows
                              Notes to financial statements

            (b) Pro forma financial information required pursuant to Article II of Regulation S-X:

                 Pro forma Condensed Combined Balance Sheet as of June 30,
                 1998

                 Pro forma Condensed Statements of income for the six months ended June 30, 1998 and for the twelve months ended December 31, 1997.

                  The unaudited pro forma condensed balance sheet as of June 30, 1998 and the unaudited pro forma condensed statements of income for the six months ended June 30, 1998 and for the twelve months ended December 31, 1997 give effect to the acquisition, accounted for as a purchase, as if it had occurred on January 1, 1997. The pro forma information is based on historical financial statements of David S. Klein, M.D. P. C. and Medical Industries of America, Inc. after giving effect to the proposed transaction using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The pro forma financial statements have been prepared on the basis of preliminary estimates.

                  The pro forma statements have been prepared by Medical Industries of America, Inc., based upon the financial statements of David S. Klein, M.D.P.C., which have been provided by David S. Klein, M.D. P.C. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes to the David S. Klein, M.D., P.C. audited financial statements.

            (c)   Exhibits

                  Exhibit Number             Description

                        2 Agreement and Plan of Merger between Medical Industries of America, Inc., MIOA Acquisition Company V, Inc., David S. Klein, M.D.,P.C. and David S. Klein, M.D.*

                        2.1 Employment Agreement between David S. Klein, M.D., P.C. and David S. Klein, M.D.*

*Previously filed as an exhibit to the Company's Form 8-K dated August 6, 1998

Date:    10/22/98                   MEDICAL INDUSTRIES OF AMERICA, INC.

                                    By:   /s/ ARTHUR KOBRIN
                                              Arthur Kobrin

                                          Senior Vice President
                                          of Financial Operations

                           DAVID S. KLEIN, M.D., P.C.

                  FINANCIAL STATEMENTS AS OF DECEMBER 31, 1997
                                  TOGETHER WITH
                                AUDITORS' REPORT

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To David S. Klein, M.D., P.C.:

We have audited the accompanying balance sheet of DAVID S. KLEIN, M.D., P.C. (a Virginia corporation) as of December 31, 1997 and the related statements of operations, stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Davis S. Klein, M.D., P.C. as of December 31, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



Atlanta, Georgia
August 20, 1998

                           DAVID S. KLEIN, M.D., P.C.


                                  BALANCE SHEET

                                DECEMBER 31, 1997



                                     ASSETS

CURRENT ASSETS:
   Cash and cash equivalents ......................................     $ 63,151
   Accounts receivable, less estimated allowances for
     uncollectible accounts of $67,000 ............................      758,705
   Due from related parties .......................................       35,000
   Other current assets ...........................................        8,760
   Marketable equity securities ...................................       68,614
                                                                        --------
          Total current assets ....................................      934,230

PROPERTY AND EQUIPMENT, NET .......................................       30,736

OTHER ASSETS ......................................................        8,450
                                                                        --------
          Total assets ............................................     $973,416
                                                                        ========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
   Accounts payable ...............................................     $ 38,060
   Accrued expenses ...............................................        9,906
   Note payable ...................................................       84,933
                                                                        --------
          Total current liabilities ...............................      132,899
                                                                        --------
COMMITMENTS AND CONTINGENCIES (NOTE 7)

STOCKHOLDER'S EQUITY:

   Common stock, $10 par value; 2,500 shares
     authorized; 10 shares issued and outstanding .................          100
   Additional paid-in capital .....................................        8,048
   Retained earnings ..............................................      832,369
                                                                        --------
          Total stockholder's equity ..............................      840,517
                                                                        --------
          Total liabilities and stockholder's equity ..............     $973,416
                                                                        ========

      The accompanying notes are an integral part of this balance sheet.

                           DAVID S. KLEIN, M.D., P.C.


                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997


NET PATIENT SERVICE REVENUES ...........................   $ 3,105,666
                                                           -----------
OPERATING EXPENSES:
   Salaries, wages, and benefits .......................       961,755
   Compensation to physician-owner .....................       890,000
   General and administrative expenses .................       809,106
   Bad debt expense ....................................       101,600
   Depreciation ........................................        11,680
                                                           -----------
          Total operating expenses .....................     2,774,141
                                                           -----------
INCOME FROM OPERATIONS .................................       331,525

INTEREST EXPENSE .......................................       (14,349)
UNREALIZED GAIN ON MARKETABLE EQUITY SECURITIES ........        10,267
                                                           -----------
NET INCOME .............................................   $   327,443
                                                           ===========



        The accompanying notes are an integral part of this statement.

                           DAVID S. KLEIN, M.D., P.C.


                        STATEMENT OF STOCKHOLDER'S EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                      COMMON STOCK       ADDITIONAL
                                 ----------------------   PAID-IN     RETAINED
                                   SHARES      AMOUNT     CAPITAL     EARNINGS      TOTAL
                                 ----------  ----------  ----------  ----------   ----------
BALANCE, DECEMBER 31, 1996              10   $     100   $   8,048   $ 653,662    $ 661,810
   Net income ..............             0           0           0     327,443      327,443
   Dividend distributions...             0           0           0    (148,736)    (148,736)
                                 ---------   ---------   ---------   ---------    ---------
BALANCE, DECEMBER 31, 1997..            10   $     100   $   8,048   $ 832,369    $ 840,517
                                 =========   =========   =========   =========    =========


        The accompanying notes are an integral part of this statement.

                           DAVID S. KLEIN, M.D., P.C.


                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1997


CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income ....................................................    $ 327,443
                                                                      ---------
   Adjustments to reconcile net income to net cash provided by operating activities:
       Depreciation ..............................................       11,680
       Bad debt expense ..........................................      101,600
       Unrealized gain on marketable equity securities ...........      (10,267)
       Changes in assets and liabilities:
          Accounts receivable ....................................     (181,284)
          Other assets ...........................................        4,835
          Other current assets ...................................       (7,730)
          Accounts payable .......................................      (76,601)
          Accrued expenses .......................................        2,418
                                                                      ---------
            Total adjustments ....................................     (155,349)
                                                                      ---------
            Net cash provided by operating activities ............      172,094
                                                                      ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment ...........................         (860)
   Repayments by related parties .................................      176,305
                                                                      ---------
            Net cash provided by investing activities ............      175,445
                                                                      ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Dividend distributions ........................................     (148,736)
   Principal payments on note payable ............................     (135,652)
                                                                      ---------
            Net cash used in financing activities ................     (284,388)
                                                                      ---------
NET INCREASE IN CASH AND CASH EQUIVALENTS ........................       63,151
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR ...................            0
                                                                      ---------
CASH AND CASH EQUIVALENTS AT END OF YEAR .........................    $  63,151
                                                                      =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Cash paid during the year for interest ........................    $  18,377
                                                                      =========


        The accompanying notes are an integral part of this statement.

                           DAVID S. KLEIN, M.D., P.C.


                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997



1.  ORGANIZATION AND OPERATIONS

    David S. Klein, M.D., P.C. (the "Company"), a Virginia corporation, was incorporated in August 1983. The Company currently has three employed physicians and one owner-physician, specializing in pain management, with four clinics located in Virginia.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    CASH AND CASH EQUIVALENTS

    The Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

    ACCOUNTS RECEIVABLE

    Accounts receivable principally represent receivables from patients and third-party payors for medical services provided by the physician-owner and the employees. Such amounts are recorded net of estimated contractual allowances and bad debts. Contractual adjustments result from the differences between the rates charged by the physicians for services performed and the amounts allowed by the Medicare and Medicaid programs and other public or private insurers.

    PROPERTY AND EQUIPMENT

    Property and equipment are recorded at cost. Depreciation is computed on an accelerated cost recovery method over the estimated service lives of depreciable assets (five to seven years for equipment, five years for vehicles, and seven years for furniture and fixtures). Maintenance and repairs are charged to expense as incurred. The cost of renewals and betterments is capitalized and depreciated over the applicable estimated useful lives. The cost and accumulated depreciation of assets sold, retired, or otherwise disposed of are removed from the accounts, and the related gain or loss is credited or charged to income.

                                      -2-
    INVESTMENTS

    The Company records its investments under Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Under SFAS No. 115, all of the Company's securities are classified as trading securities and are carried at market value, with the resulting unrealized gain or loss reflected in the statement of operations. Market values of the trading securities have been determined using market quotations.

    STOCKHOLDER'S EQUITY

    Stockholder's equity includes the respective common stock, paid-in capital, and retained earnings of the Company. The common stock of the Company is wholly owned by one physician.

    NET PATIENT SERVICE REVENUES

    Patient service revenues are reported at the estimated realizable amounts from patients, third-party payors (which include managed care providers, commercial insurance carriers, and health maintenance organizations), and others for services rendered. Additionally, the Company participates in agreements with managed care organizations to provide services at negotiated rates or for capitated payments. Provisions for third-party payor adjustments are estimated and recorded in the period in which the services are provided. Any adjustments to the estimated amounts are recorded in the period in which the revised amount is determined.

    CONCENTRATION OF CREDIT RISK

    The Company extends credit to patients covered by insurance programs, such as governmental programs like Medicare and Medicaid, and private insurers. The Company manages credit risk with the various public and private insurance providers, as appropriate. Allowances for uncollectible accounts have been made for potential losses, where appropriate.


3.  PROPERTY AND EQUIPMENT

    Property and equipment consist of the following at December 31, 1997:

           Leasehold improvements                             $  39,260
           Furniture, fixtures, and equipment                   165,566
           Vehicles                                              20,549
                                                              ---------
                                                                225,375
           Less accumulated depreciation                        194,639
                                                              ---------
                                                              $  30,736
                                                              =========

  4.  NOTE PAYABLE

    As of December 31, 1997, the Company has one outstanding note payable to an individual, due July 31, 1998 and payable in equal monthly installments at a fixed rate of 9%.

5.  MARKETABLE EQUITY SECURITIES

    The adjusted cost, gross unrealized gain, and fair value of the Company's trading securities are as follows at December 31, 1997:


                                                     GROSS
                                                   UNREALIZED    FAIR
                                           COST       GAIN       VALUE
                                         -------- -----------  ----------
           Equity securities              $30,268    $38,346    $68,614
                                         ========    =======    =======


6.  INCOME TAXES

    The Company has elected to be taxed as an S corporation, as permitted by the Internal Revenue Code. As an S corporation, the Company is not a taxable entity, and separately stated items of income, loss, deduction, and credit are passed through to and taken into account by the individual stockholder in computing federal and state individual income tax liabilities.


7.  COMMITMENTS AND CONTINGENCIES

    OPERATING LEASES

    The Company leases certain facility space from an unrelated party under a noncancelable operating lease, which expires in February 1999. Future minimum lease payments under this operating lease are as follows as of December 31, 1997:

                       1998                          $17,900
                       1999                            3,580


    INSURANCE

    The Company is insured with respect to medical malpractice risks on a claims-made basis. Accordingly, coverage relates only to claims made during the policy term. Historically, any claims paid have been within the insurance policy limits. Management is not aware of any claims against it or its affiliated medical practices which might have a material impact on the Company's financial position or results of operations.

    LITIGATION

    The Company is subject to legal proceedings and claims which arise in the ordinary course of business. In the opinion of management, the amount of potential liability with respect to these actions will not materially affect the Company's financial position or results of operations.

8.  RELATED-PARTY TRANSACTIONS

    The Company extends interest-bearing loans to its employed physicians. As of December 31, 1997, $35,000 of these loans remains unpaid.

    The Company also leases certain space related to its clinic facilities from its sole stockholder. For the year ended December 31, 1997, the Company recognized a total of $134,500 in rent expense related to this agreement.


9.  SUBSEQUENT EVENT TRANSACTION

    In August 1998, the Company entered into the Plan of Merger Agreement (the "Agreement") with Medical Industries of America, Inc. ("MIOA"). In accordance with the Agreement, all of the stock of the Company will be purchased by MIOA for $3,300,000 payable in MIOA restricted common stock at $1.50 per share, subject to certain postmerger operating thresholds to be achieved.

Medical Industries of America, Inc.
Pro Forma Condensed Combined Balance Sheet (Unaudited)
As of June 30, 1998

                                            MEDICAL
                                          INDUSTRIES        DAVID S.
                                              OF             KLEIN,     PRO FORMA       PRO FORMA
                                            AMERICA         M.D.P.C.   ADJUSTMENTS       COMBINED
                                         --------------   ----------- --------------  ---------------
   ASSETS

Cash ..................................  $    879,432         81,378                        960,810
Accounts Receivable ...................     5,187,990        782,183   (c)(350,000)       5,620,173
Current portion of
  notes and mortgages
  receivables .........................       257,726                                       257,726
Inventories ...........................       146,660                                       146,660

Prepaid expenses and
  other current assets ................       756,766                                       756,766
                                         ------------   ------------   ------------    ------------
   Total current
     assets ...........................     7,228,574        863,561       (350,000)      7,742,135

Property and
  equipment, net ......................    11,186,489         20,429                     11,206,918

Notes and mortgages
  receivables, less
  current maturity ....................     1,836,074           --                        1,836,074

Goodwill ..............................     5,563,899           --     (a)1,090,331       6,588,830
                                                                       (b)  (65,400)
Investment in equity
  securities ..........................     2,483,126           --                        2,483,126
Other assets ..........................     1,187,428         23,098                      1,210,526

License ...............................       970,588                                       970,588
                                         ------------   ------------   ------------    ------------

   Total assets .......................  $ 30,456,178   $    907,088   $    674,931    $ 32,038,197
                                         ============   ============   ============    ============


   Liabilities and Shareholders'
     Equity

Accounts payable ......................  $  2,034,808        677,419   (c)(350,000)       2,362,227

Accrued liabilities ...................       777,716           --                          777,716
Current portion of
 notes payable and
 long-term debt .......................     1,993,869           --                        1,993,869
Current portion of
 capital lease
 obligations ..........................       145,764           --                          145,764
Convertible
 subordinated
 debentures ...........................       400,000           --                          400,000

Due to related party ..................     1,101,893                                     1,101,893
                                         ------------   ------------   ------------    ------------


   Total current
    liabilities .......................     6,454,050        677,419       (350,000)      6,781,469
                                         ------------   ------------   ------------    ------------
Notes payable &
 long-term debt, net
 of current portion ...................     6,840,691                                     6,840,691
Convertible
 subordinated
 debentures ...........................       367,500                                       367,500
Capital lease
 obligations, net of
 current portion ......................       740,908                                       740,908

Due to related parties ................       305,790                                       305,790
                                         ------------   ------------   ------------    ------------
   Total long term
 liabilities ..........................     8,254,889           --             --         8,254,889
                                         ------------   ------------   ------------    ------------

   Total liabilities ..................    14,708,939        677,419       (350,000)     15,036,358
                                                        ------------   ------------    ------------

   Shareholders'
    equity ............................    15,747,239        229,669   (a)1,090,331
                                         ------------   ------------
                                                                       (b)  (65,400)     17,001,839
   Total liabilities
    and shareholders'
    equity ............................  $ 30,456,178        907,088        674,931      32,038,197
                                         ============   ============   ============    ============



Medical Industries of America, Inc.
Pro Forma Condensed Combined Statement of Income (Unaudited)
For the six months ended June 30, 1998


                          MEDICAL
                       INDUSTRIES      DAVID S.
                           OF           KLEIN,        PRO-FORMA       PRO FORMA
                        AMERICA        M.D.P.C.      ADJUSTMENTS       COMBINED
                      -----------    ----------    --------------    -----------


Revenue ...........   $ 8,985,143     1,797,815    (c)   (350,000)    10,432,958
                      -----------    ----------    --------------    -----------

Expenses

  Cost of revenue .     4,580,429     1,104,181              --        5,684,610
  General and
   administrative
   expenses .......     3,035,040       540,561    (c)   (350,000)     3,225,601
  Depreciation and
amortization ......       486,309         5,471    (b)     21,800        513,580

  Interest expense        388,339         2,289                          390,628
                      -----------    ----------    --------------    -----------


    Total expenses      8,490,117     1,652,502          (328,200)     9,814,419
                      -----------    ----------    --------------    -----------


Net income ........   $   495,026   $   145,313    $      (21,800)   $   618,539
                      ===========   ===========    ==============    ===========

Income per share ..   $       .03   $     1,453                      $       .03
                      ===========   ===========                      ===========

Weighted average
  common shares
  outstanding .....    17,272,812            10                       18,152,812
                      ===========   ===========                      ===========

Medical Industries of America, Inc.
Pro Forma Condensed Combined Statement of Income (Unaudited)
For the year ended December 31, 1997


                          MEDICAL
                        INDUSTRIES       DAVID S.
                            OF            KLEIN,      PRO-FORMA      PRO FORMA
                         AMERICA         M.D.P.C.    ADJUSTMENTS      COMBINED
                       -----------    -----------    -----------    -----------
Revenue

  Revenue ..........   $ 4,529,461      3,105,666           --        7,635,127

  Interest income ..       182,757           --             --          182,757
                       -----------    -----------    -----------    -----------

    Total revenue ..     4,712,218      3,105,666           --        7,817,884
                       -----------    -----------    -----------    -----------

Expenses
  Cost of services .     2,924,840      1,851,755           --        4,776,595
  General and
   administrative
   expenses ........     2,054,034        910,706           --        2,964,740
  Depreciation and
amortization .......       338,306         11,680     (B) 19,200        369,186
  Interest expense .       147,732         14,349           --          162,081
  Non-recurring
physician costs ....       400,000           --             --          400,000
  Unrealized gain on
   marketable
   securities ......          --          (10,267)          --          (10,267)
                       -----------    -----------    -----------    -----------

    Total expenses .     5,864,912      2,778,223         19,200      8,662,335
                       -----------    -----------    -----------    -----------


Net income (loss) ..   $(1,152,694)       327,443        (19,200)      (844,451)
                       ===========    ===========    ===========    ===========


Income per share ...   $      (.21)        32,744                          (.13)
                       ===========    ===========                   ===========

Weighted average
  common shares
  outstanding ......     5,476,495             10                     6,356,495
                       ===========    ===========                   ===========

Medical Industries of America, Inc.
Notes to Pro Forma Condensed Combined Financial Statements (Unaudited)


(a) The following pro forma adjustments are made to reflect estimated fair value adjustments at June 30, 1998 between Medical Industries of America, Inc. and David S. Klein, M.D.,P.C.

            Consideration for acquisition           $ 1,320,000

            Fair market value of assets acquired        229,669
                                                        -------

            Goodwill                                $ 1,090,331
                                                      ---------

 (b) Amortization of Goodwill over 25 years beginning 1/1/97.


 (c) The Registrant invoiced David S. Klein, M.D., P.C. $350,000 for management and consulting services rendered as of June 30, 1998.